Carlyle Credit Income Fund (“CCIF”) Q3 2026 Quarterly Earnings Presentation August 2026

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 2 Important Information This presentation (the “Presentation”) has been prepared by Carlyle Credit Income Fund (together with its consolidated subsidiaries, “we,” “us,” “our,” “CCIF” or the “Fund”) (NYSE: CCIF) and may be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Fund held on August 20, 2026. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Fund. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common shares or any other securities nor will there be any sale of the common shares or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Fund and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common shares or any other securities that may be issued by the Fund, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Fund (including information relating to portfolio companies) has not been independently verified and, accordingly, the Fund makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Fund. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CCIF is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Fund and certain of its affiliates and includes the Fund’s historical performance. You should not view information related to the past performance of the Fund as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Fund and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Fund is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Fund or any other Carlyle entity. This presentation contains non-GAAP financial information. The Fund's management uses this information in its internal analysis of results and believes that this information may be informative to investors gauging the quality of the Fund's financial performance, identifying trends in its results and providing meaningful period-to- period comparisons. However, these non-GAAP measures should not be considered in isolation or as a substitute for or superior to any measures of financial performance calculated and presented in accordance with GAAP. Other Funds may calculate this or similarly titled non-GAAP measures differently than we do. See "Appendix - Non- GAAP Measures" in this presentation for more information.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Fund Overview 3 Carlyle Credit Income Fund (“CCIF”) Overview Carlyle Expertise CLOs PRIMARILY INVESTING IN EQUITY AND JUNIOR DEBT TRANCHES OF COLLATERALIZED LOAN OBLIGATIONS (CLOs) 1,450 COMPANIES IN UNDERLYING EXPOSURE 24.91%(1) MONTHLY DIVIDEND THAT IS DECLARED QUARTERLY Carlyle Platform Carlyle (NASDAQ:CG) IS A GLOBAL INVESTMENT FIRM FOUNDED IN 1987 $485 Billion OF ASSETS UNDER MANAGEMENT (AUM) (2) 2,500+ EMPLOYEES AND OVER 700 INVESTMENT PROFESSIONALS GLOBALLY (2) 25+ YEAR HISTORY IN THE CLO MARKET $47.9 Billion IN CLOs ACROSS U.S. AND EUROPE (2) 30+ INDUSTRY-FOCUSED RESEARCH ANALYSTS (1) Current dividend rate based on dividends declared through November 2026, and the closing market share price at August 17, 2026. (2) As of June 30, 2026.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 (1) Firm data as of June 30, 2026. (2) Total includes Investment Professionals in the Executive Group. (3) Carlyle Global Credit AUM includes $86.4 billion of insurance related assets. (4) Includes 12 professionals in the Carlyle Global Capital Markets group. Note: AUM numbers may not sum to total due to rounding and may differ from any comparable “AUM” disclosure in other non-public or public sources (including public regulatory filings.). Certain communications between Carlyle Global Credit and investment professionals in other business segments may be restricted in accordance with Carlyle's information barrier policy. Statements about “Carlyle edge” are opinions and beliefs of Carlyle, and should not be relied upon as a promise or representation as to past or future performance. Firm Overview The Carlyle Edge • Reach: “One Carlyle” Global Network • Expertise: Deep Industry Knowledge • Impact: Executive Operations Group • Data: Portfolio Intelligence Global Private Equity Global Credit Carlyle AlpInvest Global Investment Platform Founded: 1987 AUM: $485 bn Employees: 2,500+ Investment Professionals: 775+(2) Offices / Countries: 28 / 17 $163 bn AUM 430+ investment professionals $211 bn AUM(3) 210+ investment professionals4 $112 bn AUM 125+ investment professionals Carlyle Firm Overview(1) 4

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Carlyle Global Credit Platform As of June 30, 2026 unless otherwise stated. AUM numbers may not sum to total due to rounding. The AUM for Carlyle or any specific fund, account or investment strategy set forth herein may differ from any comparable “AUM” disclosure in other non-public or public sources (including public regulatory filings). Strategy characteristics are summary in nature and not intended to be an exhaustive list; any particular investment may not have any such characteristics. (1) Carlyle Global Credit and Platform Initiatives AUM includes $86.4 billion of insurance related assets. 5 CARLYLE GLOBAL CREDIT – $211BN AUM(1) AUM: $47.9 billion LIQUID CREDIT AUM: $34.9 billion PRIVATE CREDIT AUM: $20.0 billion REAL ASSETS CREDIT AUM: $12.1 billion ASSET-BACKED FINANCE CLO MANAGEMENT Carlyle managed CLOs (broadly syndicated senior secured bank loans) CLO INVESTMENT Equity and debt CLO tranches LOANS & REVOLVING CREDIT Senior secured revolving credit facilities of non-IG issuers DIRECT LENDING Directly originated loans, primarily first lien and financial sponsor-backed OPPORTUNISTIC CREDIT Directly originated private capital solutions primarily for non-sponsored companies HYBRID CAPITAL Flexible mandate across credit- oriented solutions, structured equity, and stressed / dislocated investments AVIATION FINANCE Commercial aircraft leasing / servicing and securitization of aircraft portfolios INFRASTRUCTURE CREDIT Credit investments in U.S. and international infrastructure assets REAL ESTATE CREDIT Lending to global real estate projects IG DEBT Directly originated, privately structured asset-backed solutions, focused on acquiring or lending against diversified pools of collateral with contractual cash flows NON-IG DEBT RESIDUAL / EQUITY PLATFORM INITIATIVES AUM: $96.2 billion(1) CARLYLE TACTICAL CREDIT CROSS-PLATFORM SMAs ADVISORY CAPITAL Investing dynamically across Carlyle’s entire credit platform Tailored separate accounts investing across the credit platform Credit assets sub-advised for insurance platform

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Securities Overview 6 Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Reflects common shares outstanding and market price as of August 17, 2026. (2) Current dividend rate based on dividends declared through November 2026, and the closing market price at August 17, 2026. (3) The Preferred Shares are rated by Egan-Jones Ratings Company, an independent rating agency. Egan-Jones Ratings Company is a nationally recognized statistical rating organization (NRSRO). A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. (4) Reflects market price as of August 17, 2026. Overview of Common and Listed Preferred Shares Description NYSE Ticker Market Cap1 Closing Price1 Current Dividend Rate Current Dividend Rate2 Payment Frequency Common Shares CCIF $61.75 mm $2.89 $0.06 24.91% Monthly Description NYSE Ticker Rating3 Closing Price4 Principal Maturity Date Callable Date Coupon Payment Frequency Series D Term Preferred Shares ($25 Liquidation Preference) CCID BBB+ $25.15 $30.00mm 10/30/2028 10/30/2026 7.375% Monthly

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 7 (1) CNII is a financial measure calculated on a basis of methodology other than in accordance with GAAP. CNII is calculated using recurring cash flows minus expenses, adjusted for non-cash amortization. See slide 20, "Non-GAAP Measures", for more information. (2) Adjusted Net Investment Income is a financial measure calculated on a basis of methodology other than in accordance with GAAP. GAAP NII is adjusted to exclude non-cash expenses associated with the amortization of (i) deferred issuance costs and (ii) original issue discount on the Fund's preferred shares. See slide 20, "Non-GAAP Measures", for more information.(3) Cash yield shown excludes investments that had not made quarterly payments as a result of refinancings, resets, and primary issuances that had not yet made their initial distributions. Excludes payments on called deals. (4) When excluding called deals, the portfolio's weighted average GAAP yield was 10.68%. (5) Current dividend rate based on dividends declared through November 2026, and the closing market price at August 17, 2026. Q3 2026 (Quarter Ended 6/30/26) Quarterly Highlights Dividend & Capital Activity Portfolio & Investment Activity Third Quarter Results • Net Investment Income (NII) was $0.07 per common share • Core Net Investment Income (CNII) per common share was $0.25, fully covering dividends of $0.18 per common share paid during the quarter ended June 30, 2026(1) • Adjusted Net Investment Income was $0.09 per common share after adjusting for the effect of amortization on the offering costs for the Fund's preferred shares and credit facility(2) • Cash yield was 20.09%(3) on CLO investment quarterly payments received during the quarter, equating to $0.37 of recurring cash flows per share • NAV per share was $3.32 • Total fair value of the portfolio excluding cash was $118.9 million • New CLO investments during the quarter were $11.9 million with a weighted average GAAP yield of 12.96% as of June 30, 2026 • Sales proceeds during the quarter were $12.5 million • Total portfolio weighted average GAAP yield was 10.44%(4) as of June 30, 2026 • Underlying CLOs continue to maintain healthy overcollateralization cushions with a weighted average cushion of 4.24% as of June 30, 2026 • Completed 3 accretive refinancings and resets in the underlying portfolio during Q3 2026 and 10 accretive refinancings and resets in the underlying portfolio during fiscal year 2026 • Declared dividends of $0.06 per common share for each monthly dividend in September, October, and November 2026, representing an annualized dividend rate of 24.91%(5) • Converted $0.5 million of the remaining $3.5 million 7.125% Series B Convertible Preferred Shares into common shares of the Fund

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Financial Performance Summary 8 (Dollar amounts in thousands, except per share data and common shares outstanding) Q3 2026 Per Share Data Recurring Cash Flows(1) $0.37 Net Investment Income (Loss)(1) $0.07 Adjusted Net Investment Income (Loss)(1)(2) $0.09 Core Net Investment Income (Loss)(1)(2) $0.25 Net Realized and Change in Unrealized Gains (Losses)(1) $0.09 Dividends Paid(3) $0.18 Net Asset Value(3) $3.32 Common Shares Outstanding Weighted Average Shares Outstanding for the Period 21,318,092 Shares Outstanding at Quarter End 21,367,010 Portfolio Highlights Total Investments at Fair Value $118,859 Number of CLO Holdings 42 Average Size of Investment per Holding (Notional) $6,783 Total Portfolio Weighted Average GAAP Yield 10.44 % Financial Position (at Quarter End) Net Assets $71,039 Debt $1,000 Preferred Equity (Principal Balance) $50,517 Q3 2026 represents the quarter ended June 30, 2026. Note: Past performance is not indicative of future results and there can be no assurance that any trends will continue. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) See appendix for a description of non-GAAP measures. (3) Per share amounts are based on the common shares outstanding at quarter-end. Actual yields earned over the life of each investment could differ materially from the yields presented above. • Net Investment Income per share was $0.07 in Q3 2026 • Core Net Investment Income per share was $0.25 • Adjusted Net Investment Income per share was $0.09 • The quarterly dividend paid in Q3 2026 of $0.18 was supported by $0.37 in recurring cash flows

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Quarterly Operating Results Detail Q3 2026 represents the quarter ended June 30, 2026. Past performance is not indicative of future results and there can be no assurance that any trends will continue. Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period. (2) See appendix for a description of non-GAAP measures. (3) Reflects aggregate principal amount of $75.5 million for Q3 2025 and Q4 2025, $71.0 million for Q1 2026, $51.0 million for Q2 2026, and $50.5 million for Q3 2026. (4) Per share amounts are based on the common shares outstanding at quarter-end. (5) Reflects aggregate principal amount of preferred shares and debt outstanding to total assets. 9 (Dollar amounts in thousands, except per share data) Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 SUMMARY INCOME STATEMENT Total investment income $ 8,609 $ 7,736 $ 7,121 $ 5,540 $ 4,309 Total expenses (4,682) (4,574) (5,157) (3,615) (2,847) Net Investment Income $ 3,927 $ 3,162 $ 1,964 $ 1,925 $ 1,462 Net realized and change in unrealized gains (losses) (6,599) (4,516) (15,659) (34,892) 1,992 Net Income (Loss) $ (2,672) $ (1,354) $ (13,695) $ (32,967) $ 3,454 Weighted average shares of common stock outstanding 20,245 21,185 21,199 21,199 21,318 Net Investment Income (Loss) per Share(1) $ 0.19 $ 0.15 $ 0.09 $ 0.09 $ 0.07 Adjusted Net Investment Income (Loss) per Share(1)(2) $ 0.22 $ 0.17 $ 0.17 $ 0.11 $ 0.09 Core Net Investment Income (Loss) per Share(1)(2) $ 0.35 $ 0.32 $ 0.32 $ 0.29 $ 0.25 Recurring Cash Flows per Share(1) $ 0.55 $ 0.51 $ 0.48 $ 0.44 $ 0.37 SUMMARY BALANCE SHEET Total investments, at fair value $ 200,357 $ 192,204 $ 181,766 $ 122,890 $ 118,859 Cash and cash equivalents 6,123 2,466 2,561 2,813 2,815 Other assets 7,822 18,105 6,804 4,333 3,875 Total Assets $ 214,302 $ 212,775 $ 191,131 $ 130,036 $ 125,549 Preferred shares, net of unamortized issuance costs(3) $ 73,087 $ 73,645 $ 68,737 $ 49,273 $ 49,200 Secured credit facility — 6,750 7,250 8,000 1,000 Accrued expenses and liabilities 3,497 2,466 5,603 1,914 4,310 Total Liabilities $ 76,584 $ 82,861 $ 81,590 $ 59,187 $ 54,510 Net Assets $ 137,718 $ 129,914 $ 109,541 $ 70,849 $ 71,039 Common shares outstanding at end of period 21,157 21,199 21,199 21,199 21,367 Net Asset Value per Common Share(4) $ 6.51 $ 6.13 $ 5.17 $ 3.34 $ 3.32 Leverage(5) 0.35x 0.39x 0.41x 0.45x 0.41x

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Underlying Portfolio Overview Note: As of June 30, 2026. Totals may not sum due to rounding. 10 ASSET MIX REINVESTMENT END DATE CLO MANAGER EXPOSURE UNDERLYING INDUSTRY 12.1% 11.8% 11.1% 8.3% 5.5%4.3%4.1% 4.0% 3.7% 3.6% 31.4% Healthcare & Pharmaceuticals High Tech Banking, Finance, Insurance & Real Estate Services: Business Hotels, Gaming & Leisure Beverage, Food & Tobacco Capital Equipment Construction & Building Aerospace & Defense Energy: Oil & Gas All Others 3.5% 0.6% 9.1% 24.6% 44.0% 18.2% 2026 2027 2028 2029 2030 2031 98.0% 1.8% 0.2% CLO Equity Legacy Real Estate Loan CLO Debt 11.7% 9.8% 8.8% 8.0% 7.9% 7.8% 7.6% 6.5% 6.1% 6.1% 19.8%Onex Credit Partners Elmwood Asset Management Voya Alternative Asset Management Allstate Investment Management Company Barings Benefit Street Partners Ares Blackstone Liquid Credit Strategies CVC Credit Partners CIFC Asset Management All Others

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Portfolio Overview 11 Summary of Underlying Portfolio Characteristics 6/30/2026 Diversified Portfolio across 42 unique CLO investments managed by 22 different CLO Managers Number of Unique Underlying Loan Obligors 1,450 Number of Underlying Loans 1,897 Aggregate Balance of Underlying Loans $17.24 Billion Largest Exposure to an Individual Obligor 0.58% Average Individual Loan Obligor Exposure 0.07% Top 10 Loan Obligors Exposure 4.42% Currency: USD Exposure 100.00% Aggregate Indirect Exposure to Senior Secured Loans 97.14% Weighted Average Market Price of Loan Collateral 96.04 Weighted Average Stated Loan Spread 2.98% Weighted Average Loan Rating B+ S&P CCC Rated Obligors 4.13% Obligors Priced Below 80 4.90% Weighted Average Loan Maturity 4.6 years Weighted Average Remaining CLO Reinvestment Period 3.5 years Weighted Average Junior Overcollateralization (OC) Cushion 4.24% CCIF's Last 12 Month Default Rate including Distressed Exchanges of Underlying Loans 0.95% Loan Market Default Rate including Distressed Exchanges 2.29%

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Obligor and Industry Exposures 12 Obligor and Industry Exposure Top 10 Underlying Obligors % Total TransDigm 0.58% Hologic 0.47% Citadel Securities LP 0.46% Acrisure 0.44% TIBCO Software 0.44% American Airlines 0.43% Focus Financial Partners 0.40% Quikrete Companies 0.40% Belron FIN 2019 0.40% Ensemble RCM 0.40% Total 4.42% Top 10 Industries of Underlying Obligors % Total Healthcare & Pharmaceuticals 12.13% High Tech 11.77% Banking, Finance, Insurance & Real Estate 11.06% Services: Business 8.31% Hotels, Gaming & Leisure 5.53% Beverage, Food & Tobacco 4.31% Capital Equipment 4.14% Construction & Building 4.03% Aerospace & Defense 3.74% Energy: Oil & Gas 3.61% Total 68.63% As of June 30, 2026, CCIF has exposure to 1,450 unique loan obligors across a range of industries

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Investment Positions as of June 30, 2026 13 Note: Past performance is not a guarantee of future results. As of June 30, 2026, unless otherwise noted. Sources: Kanerai as of June 30, 2026. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was called as of June 30, 2026. (5) Deal was reset or refinanced during the current quarter (Q4 2026) through August 17, 2026. CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR (2) DIVERSITY SCORE (3) AGL 2022-17A SUB 664 2022 0.57 0.00 4.60% 2.35% 0.95% 3.04% 2,738 95 AIMCO 2019-10A SUB 5,573 2019 5.13 1.95 2.00% 3.99% 1.20% 2.79% 2,605 86 AIMCO 2021-14A SUB 3,744 2021 4.37 1.27 2.60% 4.30% 1.23% 2.80% 2,614 87 ALLEG 2025-2A SUB 1,075 2025 4.13 0.97 1.30% 5.03% 1.46% 2.98% 2,603 87 APID 2016-25A SUB(4) 116 2016 N/A 0.00 N/A N/A N/A N/A N/A N/A APID 2020-33A FR2 234 2020 3.87 0.82 5.50% 4.57% 1.30% 2.96% 2,754 90 APID 2020-33A SUB 3,257 2020 3.87 0.82 5.50% 4.57% 1.30% 2.96% 2,754 90 APID 2022-39A SUB 3,600 2022 4.37 1.30 3.90% 4.55% 1.24% 3.00% 2,713 85 ARES 2020-55A SUB 3,121 2020 3.34 0.29 6.18% 4.66% 1.38% 2.95% 2,676 80 ARES 2020-56A SUB 2,000 2020 3.63 0.57 5.90% 4.95% 1.26% 2.93% 2,659 80 ARES 2021-59A SUB 1,783 2021 0.00 0.00 7.50% 3.06% 1.29% 3.02% 2,784 80 ARES 2024-74A SUB 1,884 2024 3.34 0.20 5.30% 4.28% 1.36% 2.99% 2,688 80 AUDAX 2025-12A SUB 1,118 2025 2.85 0.74 4.90% 5.94% 1.42% 4.89% N/A N/A BABSN 2019-3A SUB 2,243 2019 1.58 0.00 3.90% 4.04% 1.15% 3.00% 2,646 95 BABSN 2021-1A SUB(4) 340 2021 N/A 0.00 N/A N/A N/A N/A N/A N/A BABSN 2025-1A SUB 3,763 2025 3.86 0.74 1.20% 4.71% 1.13% 2.95% 2,577 97 BABSN 2025-8A SUB 2,730 2026 4.61 1.55 0.29% 5.08% 1.23% 2.98% 2,563 96 BALLY 2021-16A SUB 2,325 2021 3.86 0.70 5.90% 3.22% 1.15% 3.04% 2,655 91 BALLY 2021-18A SUB 1,053 2021 3.85 0.72 4.60% 2.95% 1.15% 3.04% 2,636 91 BGCLO 2021-3A SUB 4,114 2021 3.61 0.56 4.30% 2.28% 1.26% 2.88% 2,635 93 BSP 2021-23A SUB 5,777 2021 4.89 1.82 2.90% 3.30% 1.27% 2.97% 2,616 83

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Investment Positions as of June 30, 2026 (Cont'd) 14 Note: Past performance is not a guarantee of future results. As of June 30, 2026, unless otherwise noted. Sources: Kanerai as of June 30, 2026. (1) Market Value shown in thousands. (2) The Weighted Average Rating Factor is a numerical representation of the credit risk of a portfolio. It is calculated as a Weighted Average of Rating Factor values determined by the Moody’s Ratings for each of the individual entities in the portfolio. (3) Moody's Diversity Score is a measure to estimate the diversification in a portfolio. The methodology considers the issuer and industry concentrations in the portfolio. (4) Deal was called as of June 30, 2026. (5) Deal was reset or refinanced during the current quarter (Q4 2026) through August 17, 2026 CLO INVESTMENT MARKET VALUE (1) VINTAGE YEARS REMAINING IN REINVESTMENT PERIOD YEARS REMAINING IN NON-CALL PERIOD % OF HOLDINGS CCC+ OR LOWER JUNIOR OC CUSHION AAA SPREAD WEIGHTED AVERAGE PORTFOLIO SPREAD WEIGHTED AVERAGE RATING FACTOR (2) DIVERSITY SCORE (3) BSP 2024-38A SUB 3,311 2024 3.63 0.49 2.90% 4.71% 1.31% 3.04% 2,687 85 CIFC 2020-2A SUB 5,025 2020 4.86 1.66 2.30% 5.77% 1.17% 3.03% 2,705 95 CIFC 2023-3A SUB 2,100 2024 4.63 1.56 1.90% 5.86% 1.21% 3.07% 2,692 94 ELM17 2022-4A SUB(5) 8,856 2022 3.09 0.05 3.65% 3.64% 1.39% 2.91% 2,651 90 ELM17 2022-4AR FR2(5) 2,696 2022 3.09 0.05 3.65% 3.64% 1.39% 2.91% 2,651 90 MIDO 2022-11A SUB 2,474 2022 1.58 0.00 4.00% 4.39% 1.22% 3.02% 2,686 78 MIDO 2024-14A SUB 2,984 2024 2.83 1.00 3.20% 4.70% 1.24% 2.99% 2,652 78 MORGN 2021-7A SUB(4) 0 2021 N/A 0.00 N/A N/A N/A N/A N/A N/A NEUB 2021-41A SUB 1,256 2021 0.00 0.00 7.50% 3.12% 1.05% 2.99% 2,827 91 NIAPK 2019-1A SUB 2,197 2019 3.60 0.55 6.10% 3.89% 1.35% 3.13% 2,876 85 OAKC 2016-13A SUB 1,293 2016 3.36 0.20 5.00% 4.55% 1.40% 2.89% 2,788 81 OAKCL 2019-3A SUB 1,383 2019 3.61 0.35 3.40% 3.58% 1.39% 2.94% 2,536 87 OCP 2015-9A SUB 5,753 2015 1.57 0.00 4.00% 4.71% 1.10% 2.88% 2,666 89 OCP 2017-13A SUB 4,222 2017 3.46 0.41 3.40% 3.68% 1.34% 2.86% 2,627 90 OCP 2023-27A PREF 3,706 2023 4.10 1.04 3.10% 4.74% 1.31% 2.89% 2,641 89 RRAM 2019-6A SUB(4) 160 2019 N/A 0.00 N/A N/A N/A N/A N/A N/A RRAM 2020-12A PREF(4) 600 2020 N/A 0.00 N/A N/A N/A N/A N/A N/A RVRPK 2024-1A SUB 5,301 2025 3.63 0.57 2.30% 4.07% 1.28% 3.09% 2,739 82 SPCLO 2024-4A INC 2,527 2024 2.83 0.79 5.50% 4.34% 1.32% 3.13% 2,748 86 VOYA 2020-2A SUB 7,571 2020 3.61 0.53 2.98% 5.23% 1.32% 3.01% 2,674 94 VOYA 2020-3A SUB 2,756 2020 3.61 0.56 3.22% 4.15% 1.25% 2.93% 2,691 92

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Capital Structure - 6/30/26 15 Totals may not sum due to rounding. (1) The Fund has the option to extend maturity on up to two occasions for additional one-year terms, subject to certain conditions. ($ in millions) Principal Amount Outstanding Carrying Value Coupon Rate Optional Call Date / Optional Conversion Date Maturity Credit Facility $1.0 $1.0 SOFR + 3.25% N/A 7/11/2028(1) Series B Convertible Preferred Shares $3.0 $3.0 7.125% 2/27/2025 8/27/2029 Series D Term Preferred Shares (NYSE: CCID) $30.0 $29.1 7.375% 10/30/2026 10/30/2028 Series E Convertible Preferred Shares $17.5 $17.1 7.250% 4/30/2026 10/30/2030 Total Debt and Preferred Shares $51.5 $50.2 Total Equity $71.0 Total Assets $125.5 Debt to Total Assets 0.01x Preferred Shares and Debt to Total Assets 0.41x

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 • In conjunction with earnings, CCIF has declared a dividend of $0.06 for the months of September, October, and November 2026, equating to an annualized dividend of 24.91%(1) • The dividend is supported by CNII of $0.25 per share and $0.37 per share of recurring cash flows for Q3 2026 Monthly Dividend Trend Note: Dividends may include return of capital. (1) Based on our share price as of August 17, 2026. CNII per share and recurring cash flows per share are based on the weighted average number of common shares outstanding for the period. 16 $0.0994 $0.0551 $0.1050 $0.06

Appendix

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Quarterly Balance Sheet Detail Q3 2026 represents the quarter ended June 30, 2026. Totals may not sum due to rounding. Net Asset Value per Common Share is based on the common shares outstanding at quarter-end. Past performance is not indicative of future results and there can be no assurance that any trends will continue. 18 (Dollar amounts in thousands, except per share data) Q3 2026 ASSETS Investments, at fair value $ 118,859 Cash and cash equivalents 2,815 Interest receivable from investments 3,273 Deferred financing costs 499 Prepaid expenses 103 Total Assets $ 125,549 LIABILITIES & NET ASSETS Preferred shares, net of unamortized issuance costs $ 49,200 Secured credit facility 1,000 Payable for investments purchased 2,696 Management fee payable 176 Incentive fee payable 136 Professional fees payable 580 Other accrued expenses and liabilities 722 Total Liabilities $ 54,510 Net Assets $ 71,039 Net Asset Value Per Common Share $ 3.32

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Quarterly Income Statement Detail 19 (Dollar amounts in thousands, except per share data) Q3 2026 INVESTMENT INCOME Interest income $ 4,309 Total Investment Income $ 4,309 EXPENSES Interest Expense $ 1,478 Management fee 551 Incentive fee 136 Professional fees 326 Other fees and expenses 356 Total expenses $ 2,847 Net Investment Income(Loss) $ 1,462 Net realized and change in unrealized gains (losses) 1,992 Net Income (Loss) $ 3,454 Net Investment Income (Loss) per share $ 0.07 Net Income (Loss) per share $ 0.16 Q3 2026 represents the quarter ended June 30, 2026. Totals may not sum due to rounding. Net Investment Income (Loss) per share and Net Income (Loss) per share are based on the weighted average number of common shares outstanding for the period. Past performance is not indicative of future results and there can be no assurance that any trends will continue.

Plum R117 G45 B79 Dark Gray R101 G101 B101 Light Green R216 G240 B221 Pale Blue R221 G244 B255 Light Indigo R176 G188 B228 Indigo R49 G71 B143 Brown R96 G70 B60 Taupe R209 G199 B189 Light Gray R230 G230 B230 Dark Blue R22 G32 B64 Green R57 G108 B101 Champagne R251 G246 B237 Sky Blue R149 G218 B255 Salmon R240 G196 B188 Non-GAAP Measures 20 For the three months ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 1,462 $ 0.07 $ 1,925 $ 0.09 $ 1,964 $ 0.09 $ 3,162 $ 0.15 $ 3,927 $ 0.19 Non-cash Amortization Adjustment 403 0.02 506 0.02 1,735 0.08 476 0.02 613 0.03 Adjusted Net Investment Income $ 1,865 $ 0.09 $ 2,431 $ 0.11 $ 3,699 $ 0.17 $ 3,638 $ 0.17 $ 4,540 $ 0.22 We provide information relating to adjusted net investment income, a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP net investment income ("GAAP NII"), but in addition to it. Adjusted net investment income represents GAAP NII adjusted to exclude non-cash expenses associated with the amortization of (i) deferred issuance costs and (ii) original issue discount on the Fund's preferred shares. We believe adjusted net investment income is useful to investors in assessing the Fund's ongoing performance of earning income on its portfolio. The incentive fee under the investment advisory agreement is calculated based on pre- incentive fee net investment income. By removing non-cash amortization expense from pre-incentive fee net investment income, the amount of incentive fee payable may increase. The adjusted net investment income figure shown reflects this corresponding impact. We provide information relating to core net investment income (“CNII”), a non-GAAP measure, on a supplemental basis. This measure is not provided as a substitute for GAAP NII, but in addition to it. Our non-GAAP measures may differ from similar measures by other companies, even in the event of similar terms being utilized to identify such measures. CNII is calculated using recurring cash flows minus expenses, adjusted for non-cash amortization (in accordance with the calculation of adjusted NII described above). Carlyle Credit Income Fund’s (“CCIF”) management uses this information in its internal analysis of results and believes that this information may be informative in assessing the quality of CCIF’s financial performance, identifying trends in its results and providing meaningful period-to-period comparisons. Income from investments in the “equity” class securities of CLO vehicles, for GAAP purposes, is recorded using the effective interest method; this is based on an effective yield to the expected redemption utilizing estimated cash flows, at current cost, including those CLO equity investments that have not made their inaugural distribution for the relevant period end. The result is an effective yield for the investment in which the respective investment’s cost basis is adjusted quarterly based on the difference between the actual cash received, or distributions entitled to be received, and the effective yield calculation. Accordingly, investment income recognized on CLO equity securities in the GAAP statement of operations differs from the cash distributions actually received by CCIF during the period (referred to below as “CLO equity adjustments”). Furthermore, in order for CCIF to continue qualifying as a regulated investment company for tax purposes, we are required, among other things, to distribute at least 90% of our investment company taxable income annually. While CNII may provide a better indication of our estimated taxable income than GAAP NII during certain periods, we can offer no assurance that will be the case, however, as the ultimate tax character of our earnings cannot be determined until after tax returns are prepared at the close of a fiscal year. We note that this non-GAAP measure may not serve as a useful indicator of taxable earnings, particularly during periods of market disruption and volatility, and, as such, our taxable income may differ materially from our CNII. Previous earnings presentations for CCIF have calculated CNII using recurring cash flows minus expenses, without adjustment for non-cash amortization. For the three months ended 6/30/2026 3/31/2026 12/31/2025 9/30/2025 6/30/2025 ($ in thousands, except per share)(1) Amount Per Share Amount Per Share Amount Per Share Amount Per Share Amount Per Share GAAP Net Investment Income $ 1,462 $ 0.07 $ 1,925 $ 0.09 $ 1,964 $ 0.09 $ 3,162 $ 0.15 $ 3,927 $ 0.19 CLO Equity Adjustments 3,507 0.16 3,786 0.18 3,029 0.14 3,048 0.14 2,602 0.13 Non-cash Amortization Adjustment 403 0.02 506 0.02 1,735 0.08 476 0.02 613 0.03 Core Net Investment Income $ 5,372 $ 0.25 $ 6,217 $ 0.29 $ 6,728 $ 0.31 $ 6,686 $ 0.31 $ 7,142 $ 0.35 Totals may not sum due to rounding. (1) Per share amounts are based on the weighted average number of common shares outstanding for the period